   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 14, 1998
                                                       REGISTRATION NO. 333-____
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                           ---------------------------


                        IRIDIUM WORLD COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

             BERMUDA                                            52-2025291
   (State or other jurisdiction                              (I.R.S. Employer
 of incorporation or organization)                          Identification No.)

        CLARENDON HOUSE                                            HM11
        2 CHURCH STREET                                         (Zip Code)
        HAMILTON BERMUDA
(Address of Principal Executive
            Offices)

                                 ---------------
                                   IRIDIUM LLC
             (Exact name of registrant as specified in its charter)

           DELAWARE                                             52-1984342
 (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                           Identification No.)

     1575 EYE STREET, N.W.                                        20005
        WASHINGTON, DC                                          (Zip Code)
(Address of Principal Executive
           Offices)

                               IRIDIUM OPTION PLAN
                            (Full title of the plan)

                           ---------------------------


                             F. THOMAS TUTTLE, ESQ.
                                   IRIDIUM LLC
                        IRIDIUM WORLD COMMUNICATIONS LTD.
                              1575 EYE STREET, N.W.
                              WASHINGTON, DC 20005
                     (Name and address of agent for service)

                                 (202) 408-3800
          (Telephone number, including area code, of agent for service)
                           ---------------------------


                                    Copy to:
                            DENNIS C. SULLIVAN, ESQ.
                               SULLIVAN & CROMWELL
                         1701 PENNSYLVANIA AVENUE, N.W.
                              WASHINGTON, DC 20006
                                 (202) 956-7500
                           ---------------------------



                                                 CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                                 PROPOSED MAXIMUM         PROPOSED MAXIMUM        AMOUNT OF
                                              AMOUNT TO BE     OFFERING PRICE PER UNIT    AGGREGATE OFFERING     REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED          REGISTERED (1)              (2)                    PRICE               FEE
-------------------------------------------------------------------------------------------------------------------------------
SHARES OF CLASS A COMMON STOCK,
   PAR VALUE $.01 PER SHARE..............      3,000,000             $32.6875                $98,062,500        $28,928.44
-------------------------------------------------------------------------------------------------------------------------------
CLASS 1 MEMBERSHIP INTERESTS OF
   IRIDIUM LLC...........................      3,000,000                N/A                      N/A                N/A
===============================================================================================================================

(1) This Registration Statement covers (i) up to 3,000,000 shares (the "Shares") of Class A Common Stock of Iridium World Communications Ltd. ("IWCL"), par value $.01 per share (the "Class A Common Stock"), to be sold under the Iridium Option Plan. (the "Plan") and
            (ii) up to 3,000,000 Class 1 Membership Interests in Iridium LLC ("Iridium") to be issued to IWCL in connection with the sale of the Shares.

(2) Pursuant to Rule 457(h), the maximum offering price has been calculated, solely for the purpose of determining the registration fee, in accordance with Rule 457(c) based upon the average of the high and low sales prices of the Class A Common Stock, as quoted on the Nasdaq National Market, on September 4, 1998.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The information contained in Iridium World Communications Ltd.'s and Iridium LLC's (the "Registrants") registration statement on Form S-8, Registration File Nos. 333-38173; 333- 38173-01, filed with the Securities and Exchange Commission on October 17, 1997 (the "1997 S-8"), is incorporated herein by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The information contained in the 1997 S-8 is incorporated herein by reference. This Registration Statement relates to an amendment to the Iridium LLC Option Plan of 1996 to increase the aggregate number of shares issuable thereunder from 2,625,000 to 5,625,000 and to change the name of the plan from the "Iridium LLC Option Plan of 1996" to the "Iridium Option Plan." On January 21, 1998, the directors of Iridium LLC approved the amendment to the Iridium Option Plan, and on May 21, 1998, the amendment to the Iridium Option Plan was approved by Iridium World Communications Ltd.'s shareholders at 1998 Annual General Meeting.

ITEM 3.       INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents previously filed by the Registrants with the Commission are incorporated by reference in this registration statement.

         (a) The Registrants' Form 10-K for the fiscal year ended December 31, 1997.

         (b) All other reports filed by the Registrants pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1997.

         (c) The description of the Class A Common Stock contained in the Registration Statement on Form 8-A filed with the Commission on June 2, 1997 declared effective on June 9, 1997 pursuant to the Exchange Act.

         All documents subsequently filed by the Registrants pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all the securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein, or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL

        The validity of the Class A Common Stock registered hereby is being passed upon by Conyers Dill & Pearman.

ITEM 8.       EXHIBITS

The information in Item 8 "Exhibits" in the 1997 S-8 is supplemented as follows:

Exhibit
  No.         Description

5.1 Opinion of Conyers Dill & Pearman as to the validity of the shares to be issued.*

23.1          Consent of KPMG Peat Marwick LLP.*

23.2          Consent of Conyers Dill & Pearman: Contained in Exhibit 5.1.

24.1          Power of Attorney:  Included on signature page.

99.1          Amended and Restated Iridium Option Plan effective as of
              July 14, 1998.*
--------------

* Filed herewith.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-8 and have duly caused this registration statement to be signed on their behalf by the undersigned, hereunto duly authorized, in the City of Washington, District of Columbia, on September 11, 1998.

                                      IRIDIUM WORLD COMMUNICATIONS LTD.


                                      By:   /s/ Edward F. Staiano
                                         ---------------------------------------
                                                    Edward F. Staiano
                                          Chairman and Chief Executive Officer
                                                Date: September 11, 1998

                                      IRIDIUM LLC


                                      By: /s/ Robert W. Kinzie
                                         ---------------------------------------
                                                    Robert W. Kinzie
                                                        Chairman
                                                Date: September 11, 1998

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Edward F. Staiano, Robert
W. Kinzie and F. Thomas Tuttle, acting individually, as his attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign the registration statement on Form S-8 of Iridium World Communications Ltd. and Iridium LLC and any and all amendments thereto under the Securities Act of 1933, including any and all pre-effective or post-effective amendments, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, and hereby ratifies, approves and confirms all that his said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


               NAME                                              TITLE                                         DATE
--------------------------------------------------        ------------------------------------        ----------------------
/s/ Robert W. Kinzie                                      Director of Iridium World                   September 11, 1998
--------------------------------------------------        Communications Ltd. and
                    Robert W. Kinzie                      Chairman of Iridium LLC

/s/Edward F. Staiano                                      Chairman and Chief Executive                September 11, 1998
--------------------------------------------------        Officer of Iridium World
                    Edward F. Staiano                     Communications Ltd. and Vice
                                                          Chairman and Chief Executive
                                                          Officer of Iridium LLC

/s/ Roy Grant                                             Chief Financial Officer of Iridium          September 11, 1998
--------------------------------------------------        World Communications Ltd. and
                        Roy Grant                         Vice President-Chief Financial
                                                          Officer of Iridium LLC

/s/ Aburizal Bakrie                                       Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                     Aburizal Bakrie

                                                          Director of Iridium LLC                     September __, 1998
--------------------------------------------------
                    Hasan M. Binladin

/s/ Gordon J. Comerford                                   Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                   Gordon J. Comerford

                                                          Director of Iridium LLC                     September __, 1998
--------------------------------------------------
                 Atilano de Oms Sobrinho

/s/ Robert A. Ferchat                                     Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                    Robert A. Ferchat

/s/ Alberto Finol                                         Deputy Chairman and Director of             September 11, 1998
--------------------------------------------------        Iridium World Communications
                      Alberto Finol                       Ltd. and Director of Iridium LLC

/s/ Edward Gams                                           Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                       Edward Gams

/s/ Durell Hillis                                         Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                      Durell Hillis

/s/ Kazuo Inamori                                         Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                      Kazuo Inamori

/s/ S.H. Khan                                             Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                       S. H. Khan

                                                          Director of Iridium LLC                     September __, 1998
--------------------------------------------------
                   Anatoly I. Kiselev

/s/ Richard L. Lesher                                     Director of Iridium World                   September 11, 1998
--------------------------------------------------        Communications Ltd. and Iridium
                    Richard L. Lesher                     LLC

/s/ John F. Mitchell                                      Director of Iridium LLC                     September 11, 1998
--------------------------------------------------

                    John F. Mitchell
/s/ Jung L. Mok                                           Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                       Jung L. Mok

                                                          Director of Iridium LLC                     September __, 1998
--------------------------------------------------
                    Giuseppe Morganti

/s/ J. Michael Norris                                     Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                   J. Michael Norris

/s/ Yusai Okuyama                                         Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                      Yusai Okuyama

/s/ John A. Richardson                                    Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                   John A. Richardson

                                                          Director of Iridium LLC                     September __, 1998
--------------------------------------------------
                   Theodore H. Schell

/s/ William A. Schreyer                                   Director of Iridium World                   September 11, 1998
--------------------------------------------------        Communications Ltd. and Iridium
                   William A. Schreyer                    LLC


/s/ Sribhumi Sukhanetr                                    Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                   Sribhumi Sukhanetr

/s/ Tao-Tsun Sun                                          Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                      Tao-Tsun Sun

/s/ Yoshiharu Yasuda                                      Director of Iridium World                   September 11, 1998
--------------------------------------------------        Communications Ltd. and Iridium
                    Yoshiharu Yasuda                      LLC

/s/ Wang Mei Yue                                          Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                      Wang Mei Yue

/s/ Peter Zaboji                                          Director of Iridium LLC                     September 11, 1998
--------------------------------------------------
                      Peter Zaboji


                                EXHIBIT INDEX


Exhibit
  No.             Description

5.1 Opinion of Conyers Dill & Pearman as to the validity of the shares to be issued.*

23.1              Consent of KPMG Peat Marwick LLP.*

23.2              Consent of Conyers Dill & Pearman: Contained in Exhibit 5.1.

24.1              Power of Attorney:  Included on signature page.

99.1              Amended and Restated Iridium LLC Option Plan effective as of
                  July 14, 1998.*
--------------

* Filed herewith.